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                                                                   Exhibit 10.52

            FIRST AMENDMENT TO EXECUTIVE OFFICER EMPLOYMENT AGREEMENT

      This First Amendment to Executive Officer Employment Agreement ("First Amendment") is made effective as of March 1, 2003 by and between CALLAWAY GOLF COMPANY, a Delaware corporation (the "Company") and PATRICE HUTIN ("Employee").

      A. The Company and Employee are parties to that certain Executive Officer Employment Agreement entered into as of November 6, 2002 (the "Agreement").

      B.    The Company and Employee desire to amend the Agreement pursuant to
Section 15 of the Agreement, in the manner set forth herein.

      NOW, THEREFORE, in consideration of the foregoing and other consideration, the value and sufficiency of which are hereby acknowledged, the Company and Employee hereby agree as follows:

      1. Expenses and Benefits. Section 5(c)(ii) of the Agreement is amended to read as follows:

            "(ii) receive, if Employee is insurable under usual underwriting standards, term life insurance coverage on Employee's life, payable to whomever Employee directs, in an amount equal to three (3) times Employee's base salary, not to exceed a maximum of $1,500,000.00 in coverage, provided that Employee completes the required health statement and application and that Employee's physical condition does not prevent Employee from qualifying for such insurance coverage under reasonable terms and conditions;"

      2. Termination. Section 8(e), "Termination Due to Death," of the Agreement is deleted, and Sections 8(f) and 8(g) are re-numbered to 8(e) and 8(f).

      3. But for the amendments contained herein, and any other written amendments properly executed by the parties, the Agreement shall otherwise remain unchanged.

      IN WITNESS WHEREOF, the parties have executed this First Amendment on the dates set forth below, to be effective as of the date first written above.

EMPLOYEE                                       COMPANY

                                               Callaway Golf Company,
                                               a Delaware corporation



/s/ PATRICE HUTIN                          By: /s/ RONALD A. DRAPEAU
------------------------------------           ---------------------------------
Patrice Hutin                                  Ronald A. Drapeau
                                               Chairman of the Board, President
                                               and Chief Executive Officer

Dated:                                         Dated:
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